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                                                                   Exhibit 10(o)

                 AMENDMENT NO. 1 TO MULTI-YEAR CREDIT AGREEMENT

         This Amendment No. 1 to Multi-Year Credit Agreement (this "Agreement") dated as of December 11, 2002 is made by and among THE TORO COMPANY, a Delaware corporation ("Toro"), the SUBSIDIARY BORROWERS (as defined in the Credit Agreement, defined below), TORO CREDIT COMPANY, a Minnesota corporation ("Credit" and together with Toro and the Subsidiary Borrowers, the "Companies"), TORO MANUFACTURING LLC, a Delaware limited liability company ("Manufacturing"), BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the "Agent") and each of the Banks (as defined in the Credit Agreement, defined below) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Companies, the Agent and the Banks have entered into that certain Multi-Year Credit Agreement dated as of February 22, 2002 (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; the capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Banks have made available to the Companies a revolving credit facility (including a letter of credit facility and a swing line facility); and

         WHEREAS, the Companies have advised the Agent and the Banks that Toro intends to transfer certain assets of Toro consisting of computer equipment, machinery and equipment, furniture and fixtures, vehicles and tooling used in manufacturing and engineering operations, and having an approximate aggregate original cost of $213,000,000 and an approximate depreciated book value of $35,000,000, to Manufacturing (the "Asset Transfer"); and

         WHEREAS, the Companies have advised the Agent and the Banks that Toro Factoring Company N.V., a Curacao company, will be reincorporated (the "Reincorporation") as Toro Factoring Company Limited ("Factoring") in Guernsey, Channel Islands; and

         WHEREAS, the Companies have requested the consent of the Agent and the Banks in connection with the Asset Transfer and the Reincorporation and the Agent and the Banks signatory to this agreement have agreed to consent to the Asset Transfer and the Reincorporation; and

         WHEREAS, Manufacturing will become a Subsidiary Borrower under the Credit Agreement; and

         WHEREAS, the Companies have advised the Agent and the Banks that the Companies desire to amend certain provisions of the Credit Agreement as set forth herein, and the Agent and the Banks have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

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         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 is hereby amended by inserting the following new definition in the appropriate alphabetical order:

                  "Manufacturing," means Toro Manufacturing LLC, a Delaware limited liability company.

                  (b) Section 1.1 is hereby amended by deleting the definition of "Subsidiary Borrowers" in its entirety and inserting the following definition in lieu thereof:

                  "Subsidiary Borrowers" means, collectively, Toro International Company, a Minnesota corporation, Tover Overseas B.V., a Netherlands company, Toro Factoring Company Limited, a Guernsey, Channel Islands company and Manufacturing.

                  (c) Section 1.1 is hereby amended by deleting the definition of "Wholly-Owned Subsidiary" in its entirety and inserting the following definition in lieu thereof:

                  "Wholly-Owned Subsidiary" means any corporation, limited liability company or partnership in which (other than directors' qualifying shares required by law) 100% of the capital stock, membership interests or partnership interests, as applicable, of each class having ordinary voting power, and 100% of the capital stock, membership interests or partnership interests, as applicable, of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by one of the Companies, or by one or more of the other Wholly-Owned Subsidiaries, or both."

                  (d)      Section 8.11 is hereby amended by deleting such
         section in its entirety and inserting the following in lieu thereof:

                  "8.11 Toro, Credit and Manufacturing Portion of Assets. The consolidated total assets of Toro, Credit and Manufacturing at the end of each fiscal year shall not be less than 67% of the consolidated total assets of Toro and its Subsidiaries at such time."

                  (e)      Section 12.18 is hereby amended by deleting such
         section in its entirety and inserting the following in lieu thereof:

                  "12.18 Liability of the Companies. All obligations of Toro, Credit and Manufacturing or any one of them under this Agreement and the other Loan Documents to which they are a party, shall be joint and several obligations of Toro, Credit and Manufacturing, except only Toro shall be liable for the

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                  obligations of the Subsidiary Borrowers under Article XI
                  hereof. All obligations of the Subsidiary Borrowers (other than Manufacturing) under this Agreement and all of the other Loan Documents shall be several and not joint, the result of which shall be that each Subsidiary Borrower (other than Manufacturing) is obligated to repay only those Loans made by the Banks to such Subsidiary Borrower and interest, fees, expenses and other obligations owing by such Subsidiary Borrower in connection with such Loans."

          2.      Consent and Waivers.

                  (a) Asset Transfer. The Agent and the Banks hereby consent to the Asset Transfer and hereby waive any violation of Sections 8.2 or 8.3 of the Credit Agreement arising from such Asset Transfer.

                  (b) Reincorporation. The Agent and the Banks hereby consent to the Reincorporation.

         3. Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

                  (a) The Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Agent:

                           (i) ten (10) original counterparts of this Agreement, duly executed by the Companies, Manufacturing, the Agent, and the Required Banks, together with all schedules and exhibits thereto duly completed;

                           (ii) a Revolving Note executed by Manufacturing and delivered to each of the Banks;

                           (iii) a Revolving Note executed by Factoring and delivered to each of the Banks in replacement of the Revolving Note previously executed and delivered on the Closing Date by Factoring (the "Replaced Note") to each of the Banks, and each Replaced Note shall be marked as cancelled and be returned by each Bank to Toro after its receipt of such Revolving Note from Factoring;

                           (iv) a copy of each of the resolutions of the board of directors of Factoring and the resolutions of an authorized officer of Manufacturing, in each case authorizing the transactions contemplated under the Loan Documents and this Agreement, certified as of the date hereof by the Secretary or Assistant Secretary of Factoring and Manufacturing, respectively;

                           (v) a certificate of the Secretary or Assistant Secretary of Factoring and of Manufacturing certifying the names and true signatures of the officers of Factoring and Manufacturing, respectively, authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

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                           (vi)     a copy of the Organizational Documents of
                  Factoring and of Manufacturing as in effect on the date hereof, certified by the Secretary or Assistant Secretary of Factoring and Manufacturing, respectively;

                           (vii) a certificate of good standing or similar status as may be available for Factoring and for Manufacturing from the applicable Governmental Authority of its jurisdiction of incorporation and its principal place of business;

                           (viii) a certificate of a Responsible Officer demonstrating compliance with Section 8.11 as amended hereby as of August 2, 2002 together with a consolidating balance sheet of Toro and its Subsidiaries as of such date; and

                           (ix) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Agent shall reasonably require.

                  (b) all fees and expenses payable to the Agent and the Banks (including the fees and expenses of counsel to the Agent) accrued to date, including all fees associated with this Agreement, shall have been paid in full.

         4. Joinder of Toro Manufacturing LLC. Manufacturing hereby agrees that, by its execution of this Agreement, Manufacturing hereby becomes a party to the Credit Agreement, and is and shall be for all purposes a "Subsidiary Borrower" and a "Company" under the Credit Agreement, and shall have, and hereby unconditionally, absolutely and irrevocably assumes, joint and several liability for all of the obligations of a Company and a Subsidiary Borrower thereunder as if it had manually executed the Credit Agreement. Manufacturing hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement applicable to each Subsidiary Borrower, to each Company and specifically to itself.

         5. Reaffirmation by Toro Factoring Company Limited and each of the Companies. Toro Factoring Company Limited hereby confirms and ratifies in all respects its Obligations incurred and agreed to heretofore as Toro Factoring Company N.V. in its capacity as a Subsidiary Borrower and Company under each of the Loan Documents and together with each of the Companies hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein.

         6. Representations and Warranties. In order to induce the Agent and the Banks to enter into this Agreement, each of the Companies and Manufacturing represents and warrants to the Agent and the Banks as follows:

                  (a) The representations and warranties in Article VI of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which such Company or Manufacturing is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

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                  (b)      There does not exist any pending or threatened
         action, suit, investigation or proceeding in any court or before any arbitrator or Governmental Authority that purports (A) to have a Material Adverse Effect on Manufacturing or any of the Companies or their Subsidiaries, or (B) to affect any transaction contemplated under this Agreement or any Loan Document or the ability of any Company or Manufacturing to perform its respective obligations under this Agreement or any Loan Document;

                  (c) There has occurred since October 31, 2001, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect or a material adverse change in or a material adverse effect upon the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise), or prospects of Toro and its Subsidiaries taken as a whole;

                  (d) No Default or Event of Default has occurred and is continuing; and

                  (e) Toro's Debt Rating as of the date hereof is Baa3 by Moody's and BBB- by S&P.

         7. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 12.1 of the Credit Agreement.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         10. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         11. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

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         13.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Companies, Manufacturing, the Agent and each of the Banks, and their respective successors, assigns and legal representatives; provided, however, that neither Manufacturing nor any Company, without the prior consent of the Required Banks, may assign any rights, powers, duties or obligations hereunder.

         14. Expenses. The Companies and Manufacturing agree to pay to the Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                            [SIGNATURE PAGES FOLLOW.]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Multi-Year Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                           THE TORO COMPANY

                           By: /s/ J. Lawrence McIntyre
                               --------------------------------------------
                           Name:   J. Lawrence McIntyre
                           Title:  Vice President, Secretary General Counsel

                           TORO CREDIT COMPANY

                           By: /s/ Stephen P. Wolfe
                               --------------------------------------------
                           Name:  Stephen P. Wolfe
                           Title: President

                           TORO INTERNATIONAL COMPANY

                           By: /s/ Stephen P. Wolfe
                               --------------------------------------------
                           Name:  Stephen P. Wolfe
                           Title: V. Pres. Treasurer

                           TOVER OVERSEAS B.V.

                           By: /s/ Robert Buitendijk
                               --------------------------------------------
                           Name: Temmes Management Services B.V.
                           Title: Director

                           TORO FACTORING COMPANY LIMITED (formerly
                           TORO FACTORING COMPANY N.V.)

                           By: /s/ Paula Graff
                               --------------------------------------------
                           Name:  Paula Graff
                           Title: Director

                              Signature Page 1 of 9

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                           TORO MANUFACTURING LLC

                           By: /s/ Stephen P. Wolfe
                               --------------------------------------------
                           Name:  Stephen P. Wolfe
                           Title: President

                             Signature Page 2 of 9

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                           BANK OF AMERICA, N.A., as Administrative Agent

                           By: /s/ Jeffrey A. Armitage
                               --------------------------------------------
                           Name:  Jeffrey A. Armitage
                           Title: Vice President

                              Signature Page 3 of 9

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                           BANK OF AMERICA, N.A.,
                           as Issuing Bank, Swing Line Bank and a Bank

                           By: /s/ Jeffrey A. Armitage
                               --------------------------------------------
                           Name:  Jeffrey A. Armitage
                           Title: Vice President

                              Signature Page 4 of 9

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                           WELLS FARGO BANK, NATIONAL ASSOCIATION
                           as a Bank

                           By: /s/ Scott D. Bjelde
                               --------------------------------------------
                           Name:  Scott D. Bjelde
                           Title: Vice President and Senior Banker
                                  Wells Fargo Bank, National Association

                           WELLS FARGO BANK, NATIONAL ASSOCIATION
                           as a Bank

                           By: /s/ Christopher A. Cudak
                               --------------------------------------------
                           Name:  Christopher A. Cudak
                           Title: Vice President
                                  Wells Fargo Bank, National Association

                              Signature Page 5 of 9

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                           THE BANK OF NEW YORK, as a Bank

                           By: /s/ JOHN-PAUL MAROTTA
                               --------------------------------------
                           Name:  JOHN-PAUL MAROTTA
                           Title: VICE PRESIDENT

                              Signature Page 6 of 9

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                           HARRIS TRUST AND SAVINGS BANK, as a Bank

                           By: /s/ ANDREW T. CLAAR
                               --------------------------------------------
                           Name:  ANDREW T. CLAAR
                           Title: VICE PRESIDENT

                              Signature Page 7 of 9

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                           U.S. BANK NATIONAL ASSOCIATION, as a Bank

                           By: /s/ Karen Weathers
                               --------------------------------------------
                           Name:  Karen Weathers
                           Title: Vice President

                              Signature Page 8 of 9

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                           SUNTRUST BANK, as a Bank

                           By: /s/ Molly J. Drennan
                               --------------------------------------------
                           Name:  Molly J. Drennan
                           Title: Director

                              Signature Page 9 of 9